UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 16, 2016

PURA NATURALS, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(855) 326-8537
 (Registrant's telephone number, including area code)

Yummy Flies, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On November 4, 2013, Yummy Flies, Inc. (the "Company") filed Articles of Amendment to its Amended Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Colorado effecting a 3.7 for 1 forward stock split of the Company's common stock (the "Forward Stock Split"), and increase in the authorized shares of common stock to 500,000,000 (the "Share Increase") and a name change of the Company to Pura Naturals, Inc. (the "Name Change", and together with the Forward Stock Split and Share Increase, the "Corporate Actions").  The Corporate Actions and the Amended Articles became effective on November 16, 2016 following compliance with notification requirements of the Financial Industry Regulatory Authority and the expiration of a 20-day waiting period following mailing of notification to shareholders of the actions taken by written consent.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.  The new CUSIP number for the Company's common stock is 74609Q 102.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On September 19, 2016 (the "Record Date"), the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the Corporate Actions.

Item 8.01   Other Events.

On November 16, 2016, the Financial Industry Regulatory Authority (FINRA) approved the Corporate Actions.  The Name Change and Forward Stock Split took effect at the open of business on November 17, 2016.  The Company's stock is quoted on the OTCQB under the ticker symbol YMMFD, but the "D" will be removed in 20 business days and beginning December 6, 2016, the Company's common stock will begin trading under the symbol PNAT.

Item 7.01    Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Articles of Amendment of Amended Articles of Incorporation of Yummy Flies, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURA NATURALS, INC.
November 21, 2016	By: /s/ Robert Doherty Robert Doherty President and Interim Chief Executive Officer